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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 1998


                             BUSINESS RESOURCE GROUP
             (Exact name of Registrant as specified in its charter)

                                     0-26208
                            (Commission File Number)

           CALIFORNIA                                  77-0150337
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
         incorporation)


                       2150 North First Street, Suite 101
                               San Jose, CA 95131
             (Address of principal executive offices, with zip code)

                                  408-325-3200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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 ITEM 2.   ACQUISITION OF ASSETS

           On May 22, 1998, Business Resource Group, a California corporation (the "Company"), pursuant to an Asset Purchase Agreement dated May 22, 1998 by and among the Company, BRG Acquisition Corp., a California corporation (the "Subsidiary"), OFN, INC., a California corporation, d.b.a. Office Furniture Networking (the "Seller"), and David & Rebecca Nagorski, Husband and Wife as Joint Tenants (the "Shareholder"), purchased substantially all of the assets of Seller (the "Acquisition"). The Subsidiary is a wholly-owned subsidiary of the Company, and the Shareholder is the sole shareholder of the Seller. Assets of Seller purchased by the Company in the Acquisition include all right, title and interest to the marks "Office Furniture Networking" and "OFN, INC.," inventory consisting of office furniture, cash, accounts receivable, office and warehouse equipment, vehicles and goodwill (the "Assets"). The purchase price paid by the Company for the Assets and other consideration received by the Company in the Acquisition consisted of: (i) 100,000 shares of the Common Stock of the Company;
(ii) $2,093,000 in cash; and (iii) the Company's promissory note (the "Note") in the aggregate principal amount of $1,069,204.78 (collectively, the "Purchase Price"). The Note bears interest at the rate of 6% per annum, compounded annually, and is due and payable in three annual installments of $400,000 each. The Purchase Price was determined by arms-length negotiations among the parties. The cash paid to Seller was obtained from a draw down on the Company's $15,000,000 line of credit with Comerica Bank under the Company's Agreement with Comerica Bank dated August 8, 1997.

           OFN, INC. is primarily engaged in the business of office furniture sales and space planning services.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)       Financial Statements of Business Acquired.

                     It is currently impracticable for the Registrant to provide the financial statements of OFN, INC. required pursuant to Rule 3-05(b) of Regulation S-X. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than August 5, 1998.

           (b)       Pro Forma Financial Information.

                     It is currently impracticable for the Registrant to provide the financial statements of OFN, INC. required pursuant to Article 11 of Regulation S-X. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than August 5, 1998.



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           (c)       Exhibits.

                     2.1 Asset Purchase Agreement dated May 22, 1998 , among the Company, OFN, INC., BRG Acquisition Corp. and David & Rebecca Nagorski, Husband and Wife as Joint Tenants.





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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BUSINESS RESOURCE GROUP


Date:  June 5, 1998                      By:       /s/ John Palmer
                                            ------------------------------------
                                            John Palmer, Chief Financial Officer



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                                INDEX TO EXHIBITS



            Exhibit
               No.                Exhibit
            -------               -------
              2.1          Asset Purchase Agreement
